UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 28, 2011

PROBE MANUFACTUIRNG, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-125678	20-2675800
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

25242 Arctic Ocean Drive, Lake Forest, CA		92630
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (949) 206-6868

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 28, 2011, we held our 2011 Annual Meeting of Stockholders. At the meeting, our stockholders voted on the following four proposals: (i) reelect three nominee directors, each to hold office for a one-year term expiring at the 2012 Annual Meeting of Shareholders and until his successor is duly elected and qualified (Proposal No. 1); (ii) ratify the appointment of W.T. Uniack & Co, CPA’s, P.C., as our independent registered public accounting firm for the year ending December 31, 2011 (Proposal No. 2); (iii) to hold a non-binding, advisory vote on executive compensation (Proposal No. 3); and (iv) to hold a non-binding, advisory vote on the frequency of the non-binding, advisory vote on executive compensation (Proposal No. 4). The four proposals are described in detail in our definitive proxy statement, dated December 1, 2011, as filed on Schedule 14A on December 1, 2011.

Proposal No. 1 and Proposal No. 2 were approved by our stockholders by the requisite vote necessary for approval. Proposal No. 3 and Proposal No. 4 were non-binding advisory votes. The votes with respect to each of the proposals are set forth below.

Proposal 1. To reelect three directors, each to hold office for a one-year term expiring at the 2012 Annual Meeting of Stockholders and until his successor is duly elected and qualified:

Nominee	Shares For	Shares Withheld
Kambiz Mahdi	162,634,701	93,095
John Bennett	162,634,701	93,095
Shervin Talieh	162,634,701	93,095

No broker non-votes were cast in the election of our directors.

Proposal 2. to ratify the appointment of W.T. Uniack & Co, CPA’s, P.C. as our independent registered public accounting firm for the year ending December 31, 2011:

Shares For	162,727,796
Shares Against	0
Shares Abstained	93,750

No broker non-votes were cast in the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

Proposal 3. to hold a non-binding, advisory vote on executive compensation:

Shares For	162,546,221
Shares Against	131,575
Shares Abstained	143,750

No broker non-votes were cast in the non-binding, advisory vote on executive compensation.

Proposal 4. to hold a non-binding, advisory vote on the frequency of the non-binding, advisory vote on executive compensation:

Shares For Every Year	77,379,579
Shares For Every Two Years	293,075
Shares for Every Three Years	85,055,124
Shares Abstained	0

No broker non-votes were cast in the non-binding, advisory vote on the frequency of the non-binding, advisory vote on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Probe Manufacturing, Inc.
(Registrant)

Date	December 28, 2011

/s/ Kambiz Mahdi
(Signature)
Print Name: Kambiz Mahdi
Title: Chief Executive Officer